MORGAN STANLEY INSTITUTIONAL FUND, INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST: The Corporation is registered as an open-end investment company under the Investment
Company Act of 1940.
            SECOND:  The Board of Directors of the
Corporation (the "Board of Directors"), at a meeting duly convened and held on February 29, 2012, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to fifty-one billion five hundred million (51,500,000,000)
shares of common stock; (ii) established three (3) additional portfolios of common stock, each such portfolio consisting of four classes, designated as Emerging Markets External Debt Portfolio - Class I, Emerging Markets
External Debt Portfolio - Class P, Emerging Markets
External Debt Portfolio - Class H, Emerging Markets
External Debt Portfolio - Class L, Multi-Asset Portfolio - Class I, Multi-Asset Portfolio - Class P, Multi-Asset Portfolio - Class H, Multi-Asset Portfolio - Class L, Total Emerging Markets Portfolio - Class I, Total Emerging
Markets Portfolio - Class P, Total Emerging Markets
Portfolio - Class H and Total Emerging Markets Portfolio
- Class L, respectively; and (iii) classified 500,000,000 shares of common stock as shares of Emerging Markets
External Debt Portfolio - Class I, 500,000,000 shares of common stock as shares of Emerging Markets External
Debt Portfolio - Class P, 500,000,000 shares of common stock as shares of Emerging Markets External Debt
Portfolio - Class H, 500,000,000 shares of common stock as shares of Emerging Markets External Debt Portfolio -
Class L, 500,000,000 shares of common stock as shares of Multi-Asset Portfolio - Class I, 500,000,000 shares of common stock as shares of Multi-Asset Portfolio - Class P, 500,000,000 shares of common stock as shares of Multi-
Asset Portfolio - Class H, 500,000,000 shares of common stock as shares of Multi-Asset Portfolio - Class L, 500,000,000 shares of common stock as shares of Total
Emerging Markets Portfolio - Class I, 500,000,000 shares of common stock as shares of Total Emerging Markets
Portfolio - Class P, 500,000,000 shares of common stock as shares of Total Emerging Markets Portfolio - Class H and 500,000,000 shares of common stock as shares of Total Emerging Markets Portfolio - Class L.
            THIRD:  The terms applicable to the
classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the
"Charter").
            FOURTH:  As of immediately before the
increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was forty-five billion five hundred million (45,500,000,000) shares of common stock, having an aggregate par value of forty-nine million five hundred thousand dollars ($49,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Active International Allocation Portfolio - Class H
500,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Emerging Markets Portfolio - Class H
500,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class H
500,000,000 shares
Focus Growth Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Franchise Portfolio - Class H
500,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class H
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Equity Portfolio - Class H
500,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Real Estate Portfolio - Class H
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class H
500,000,000 shares
International Small Cap Portfolio - Class L
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
Small Company Growth Portfolio - Class H
500,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class H
500,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
Total
45,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is fifty-one billion five hundred million (51,500,000,000) shares of common stock, having an aggregate par value of fifty-five million five hundred thousand dollars ($55,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Active International Allocation Portfolio - Class H
500,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class I
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class P
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class H
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class L
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Emerging Markets Portfolio - Class H
500,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class H
500,000,000 shares
Focus Growth Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Franchise Portfolio - Class H
500,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class H
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Equity Portfolio - Class H
500,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Real Estate Portfolio - Class H
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class H
500,000,000 shares
International Small Cap Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class P
500,000,000 shares
Multi-Asset Portfolio - Class H
500,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
Small Company Growth Portfolio - Class H
500,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Total Emerging Markets Portfolio - Class I
500,000,000 shares
Total Emerging Markets Portfolio - Class P
500,000,000 shares
Total Emerging Markets Portfolio - Class H
500,000,000 shares
Total Emerging Markets Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class H
500,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
Total
51,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General
Corporation Law, and the shares of Emerging Markets
External Debt Portfolio - Class I, Emerging Markets
External Debt Portfolio - Class P, Emerging Markets
External Debt Portfolio - Class H, Emerging Markets
External Debt Portfolio - Class L, Multi-Asset Portfolio -
Class I, Multi-Asset Portfolio - Class P, Multi-Asset
Portfolio - Class H, Multi-Asset Portfolio - Class L, Total
Emerging Markets Portfolio - Class I, Total Emerging
Markets Portfolio - Class P, Total Emerging Markets
Portfolio - Class H and Total Emerging Markets Portfolio
- Class L have been classified and designated by the Board of Directors under the authority contained in Article
FIFTH, Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation
has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 17th day of May, 2012.
MORGAN
STANLEY
INSTITUTIONAL
FUND, INC.
By: /s/ Arthur Lev
Arthur Lev
President
ATTEST:
/s/ Mary E. Mullin
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to
be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Arthur Lev
Arthur Lev
President

	8
DMEAST #14663188 v1

DMEAST #14663188 v1



	5
DMEAST #14663188 v1

DMEAST #14663188 v1